                                                                    EXHIBIT 10

                         ARTHUR ANDERSEN LLP




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-10105 for American Maturity Life Insurance Company Separate Account AMLVA on Form N-4.

                                   /s/ Arthur Andersen LLP


Hartford, Connecticut
November 14, 1997